MMA PRAXIS MUTUAL FUNDS

Supplement dated October 31, 2003
to
Prospectus dated May 1, 2003

INTERNATIONAL FUND

At a meeting held on October 8, 2003, the Board of Trustees (the "Board") of MMA Praxis Mutual Funds (the "Trust") determined to replace Oechsle International Advisors, LLC ("Oechsle") with Evergreen Investment Management Company, LLC ("Evergreen") as sub-adviser to the MMA Praxis International Fund (the "International Fund").

Pursuant to the interim sub-advisory agreement (the "Interim Agreement") with Evergreen approved by the Board, the terms and conditions of which are substantially identical to the current sub-investment advisory agreement with Oechsle, Evergreen will become sub-adviser to the International Fund effective December 9, 2003 until the sooner of (a) 150 days from the date the Interim Agreement is entered into, or (b) the effective date of the new investment advisory agreement with Evergreen, if approved by shareholders.

The Board approved a sub-investment advisory agreement between MMA Capital Management ("MMA") and Evergreen (the "Evergreen Agreement") that provides for similar terms and conditions as the previous sub-investment advisory agreement with Oechsle. The Evergreen Agreement will become effective only upon its approval by the International Fund's shareholders. Notice of a special shareholder meeting and proxy statement will be sent to shareholders in November. The special meeting of shareholders for the purpose of approving the Evergreen Agreement is expected to be held on or about December 17, 2003.